Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of January 25, 2019 (this “Amendment”), to the Credit Agreement, dated as of January 26, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among ITG INC. (the “Borrower”), INVESTMENT TECHNOLOGY GROUP, INC., (the “Guarantor”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BANK OF AMERICA, N.A. and BANK OF MONTREAL, as syndication agents (in such capacities, the “Syndication Agents”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower has requested an amendment to the Credit Agreement; and

WHEREAS, the Administrative Agent and each of the Lenders have agreed, upon the terms and subject to the conditions set forth herein, to consent to such amendment;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.         Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2.         Amendment of the Credit Agreement.  Subject to the terms and conditions set forth herein, on the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 is hereby amended by:

(i)             deleting the definition of “Termination Date” and replacing it in its entirety with the following:

““Termination Date”: March 31, 2019.”

SECTION 3.         Condition to Effectiveness of Amendment. This Amendment shall become effective (such date, the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)           the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower, the Guarantor, the Administrative Agent and each Lender;

(b)           the Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions and offices in the United States where liens on material assets of the Borrower are required to be filed or recorded;

(c)           the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party, and (ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization;

(d)           The Administrative Agent shall have received the following executed legal opinions:

(i)             the legal opinion of Arnold & Porter Kaye Scholer LLP, counsel to the Borrower and its Subsidiaries, in form and substance reasonably acceptable to the Administrative Agent; and

(ii)          the legal opinion of Angélique F.M. DeSanto, general counsel of the Guarantor, in form and substance reasonably acceptable to the Administrative Agent;

(e)           Immediately prior to and after giving effect to this Amendment (i) no Default or Event of Default shall have occurred and be continuing and (ii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except that any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects as of such earlier date);

(f)            The Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower certifying that the conditions specified in clause (e) of this Section 3 have been satisfied as of the Effective Date; and

(g)           the Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date.

SECTION 4.         Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants that, as of the Effective Date:

(a)           Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date, except for representations and warranties made as of a specific earlier date that shall be true and correct in all material respects as of such earlier date.

(b)           As of the Effective Date, there does not exist any Default or Event of Default.

SECTION 5.         Continuing Effect.

(a)  Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.  The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendment set forth herein, on and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

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SECTION 6.         Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.

SECTION 7.         Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 8.         Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Each party hereto acknowledges and agrees that its submission of a signature page to this Amendment is irrevocable and binding on such party and its respective successors and assigns.

SECTION 9.         GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 10.       WAIVERS OF JURY TRIAL.  THE LOAN PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ITG INC.

By:	/s/ Francis J. Troise
Name: Francis J. Troise
Title: Chief Executive Officer and President

By:	/s/ Steven R. Vigliotti
Name: Steven R. Vigliotti
Title: Chief Financial Officer

INVESTMENT TECHNOLOGY GROUP, INC.

By:	/s/ Francis J. Troise
Name: Francis J. Troise
Title: Chief Executive Officer and President

By:	/s/ Steven R. Vigliotti
Name: Steven R. Vigliotti
Title: Chief Financial Officer

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Kortney Knight
Name: Kortney Knight
Title: Vice President, J.P. Morgan

Signature Page to First Amendment

Bank of America, N.A., as Lender

By:	/s/ Kevin Yuen
Name: Kevin Yuen
Title: Vice President

Signature Page to First Amendment

BANK OF MONTREAL, as Lender

By:	/s/ Adam Tarr
Name: Adam Tarr
Title: Director

Signature Page to First Amendment